          As filed with the Securities and Exchange Commission on March 7, 2000
                                                      Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                             E-STAMP CORPORATION.
            (Exact name of Registrant as specified in its charter)

        Delaware                                       76-0518568
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                         850 Saginaw Drive, 2nd Floor
                        Redwood City, California 94063
  (Address, including zip code, of Registrant's principal executive offices)

                       1999 EMPLOYEE STOCK PURCHASE PLAN
                                1999 STOCK PLAN
                           (Full title of the plans)

                                Robert H. Ewald
                     President and Chief Executive Officer
                              E-STAMP CORPORATION
                         850 Saginaw Drive, 2nd Floor
                        Redwood City, California 94063
                                (650) 474-5800
(Name, address, and telephone number, including area code, of agent for service)

                                   COPY TO:
                             David J. Segre, Esq.
                           Michelle L. Whipkey, Esq.
                       WILSON SONSINI GOODRICH & ROSATI
                           Professional Corporation
                              650 Page Mill Road
                              Palo Alto, CA 94304
                                (650) 493-9300

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                             Proposed Maximum      Proposed Maximum
         Title of Securities              Amount to be        Offering Price      Aggregate Offering        Amount of
           to be Registered             Registered(1)(2)       Per Share(3)            Price(3)        Registration Fee(3)
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value........     1,523,104                  $8.4063          $12,803,669.15            $3,380.17
==========================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plans being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) Includes 350,000 shares of common stock issuable under the 1999 Employee Stock Purchase Plan and 1,173,104 shares of common stock issuable under the 1999 Stock Plan.
(3) The Proposed Maximum Aggregate Offering Price Per Share was determined pursuant to Rule 457(c) under the Securities Act of 1933, as amended, to be equal to the average between the ask and bid price reported in the Nasdaq National Market on March 2, 2000.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Explanatory Note
----------------

     This Registration Statement on Form S-8 is being filed for the purpose of registering (i) an additional 1,173,104 shares of the Registrant's Common Stock to be issued pursuant to the Registrants' 1999 Stock Plan and (ii) an additional 350,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1999 Employee Stock Purchase Plan (together, the "Plans"). The Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission relating to the Plans (Commission File No. 333-89053) is incorporated herein by reference.

Item 3.  Information Incorporated by Reference.
         -------------------------------------

     The Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission relating to the Plans (Commission File No. 333-89053) is incorporated herein by reference. There are also hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant:

     1. The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registrant's Registration Statement on Form S-1, as amended (SEC File No. 333-85359), on October 12, 1999.

     2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 as filed pursuant to Section 13(a) of the Exchange Act on November 22, 1999.

     3. The description of the Registrant's Common Stock to be offered hereby which is contained in the Registrant's Registration Statement on Form 8-A as filed pursuant to Section 12 (g) of the Securities Exchange Act of 1934 on September 22, 1999.

     All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 8.    Exhibits.
           ---------


Number                            Document
------    --------------------------------------------------------------
 4.1*     Specimen Common Stock Certificate

 5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, with respect to the legality of the securities being registered.

10.1**    Registrant's 1999 Stock Plan

10.2**    Registrant's 1999 Employee Stock Purchase Plan

23.1      Consent of Counsel (contained in Exhibit 5.1).

23.2      Consent of Ernst & Young LLP, Independent Auditors.

24.1      Power of Attorney (See page II-4)

* Previously filed as an exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-85359), declared effective on October 8, 1999, and incorporated herein by reference.

** Previously filed as exhibits to Registrant's Registration Statement on Form S-8 (File No. 333-89053), declared effective on October 14, 1999 and incorporated herein by reference.

                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, E-Stamp Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on March 7, 2000.

                                    E-STAMP CORPORATION

                                    By:  /s/  Robert H. Ewald
                                       ------------------------------------
                                       Robert H. Ewald, President and
                                       Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Ewald and Edward Malysz and each of them, acting individually, as his attorney-in-fact, with full power of substitution, for him and in any and all capacities, to sign any and all amendments to this Registration Statement on this Form S-8 (including post-effective amendments or any abbreviated registrations statement and any amendments thereto filed pursuant to Rule 462(b) increasing the number of securities for which registration is sought) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                                 Title                         Date
  /s/ Robert H. Ewald                   President, Chief Executive Officer      March 7, 2000
--------------------------------------  (Principal Executive Officer) and
Robert H. Ewald                         Director

  /s/ Anthony H. Lewis                  Vice President and Chief Financial      March 7, 2000
--------------------------------------  Officer (Principal Accounting Officer)
Anthony H. Lewis

                                        Chairman of the Board of Directors      March 7, 2000
--------------------------------------
Marcelo A. Gumucio

  /s/  John V. Balen                    Director                                March 7, 2000
--------------------------------------
John V. Balen

  /s/ Thomas L. Rosch                   Director                                March 7, 2000
--------------------------------------
Thomas L. Rosch


  /s/  Rebecca Saeger                   Director                                March 7, 2000
--------------------------------------
Rebecca Saeger

  /s/  Adam Wagner                      Director                                March 7, 2000
--------------------------------------
Adam Wagner

                                        Director                                March 7, 2000
----------------------------------
Robert J. Cresci

  /s/  Jerry Gramaglia                  Director                                March 7, 2000
----------------------------------
Jerry Gramaglia

                                        Director                                March 7, 2000
----------------------------------
Michael Leitner

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number                               Description
-------       -----------------------------------------------------------
 4.1*         Specimen Common Stock Certificate.

 5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, with respect to the legality of the securities being registered.

10.1**        1999 Stock Plan

10.2**        1999 Employee Stock Purchase Plan

23.1          Consent of Counsel (contained in Exhibit 5.1).

23.2          Consent of Ernst & Young LLP.

24.1          Power of Attorney (See page II-4).

* Previously filed as an exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-85359), declared effective on October 8, 1999, and incorporated herein by reference.

** Previously filed as exhibits to Registrant's Registration Statement on Form S-8 (File No. 333-89053), declared effective on October 14, 1999 and incorporated herein by reference.